Other Income (Expenses), Net	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Other income (expenses), net

13. Other income (expenses), net

Other income (expense) consisted of the following:

	For the years ended December 31,
	2017	2018	2019
Gains on disposal of available-for-sale securities	$11,845,796	$960	$—
Gain on disposal of held-for-sale assets and subsidiaries (Refer to Note 5)	—	32,503,096	348,318
Gain on disposal of subsidiary	—	—	1,203,837
Government subsidies (Refer to Note 2(t))	—	53,965	1,295,884
Other	(206,953)	6,307	337,115

	$11,638,843	$32,564,328	$3,185,154

In 2017, the Company sold 4.6 million shares of available-for-sale securities, for cash consideration of RMB64.3 million, and recognized a gain of $9.1 million and $2.7 million dividend in other income.

Acorn has entered into an equity transfer agreement to sell 100% of the equity interests in its wholly-owned subsidiary, Zhuhai Acorn, which is engaged in oxygen-generating products business, to an unrelated third-party on November 8, 2019, for a base purchase price of US$1,450,000 subject to working capital adjustment. The sale was completed in December 2019. The Company recognized a gain of $1,203,837 in other income in connection with this sale and recorded a total receivable of $1,508,956 from the buyer in the consolidated balance sheets as of December 31, 2019. The receivable of approximately $1.42 million, after the working capital adjustment and applicable taxes, was received on May 27, 2020.